SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                        -----------------


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                        February 16, 1996
                ---------------------------------
                (Date of earliest event reported)


                        STOKELY USA, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


                   Commission File No. 0-13943



        Wisconsin                                 39-0513230
----------------------------                 --------------------
(State or other jurisdiction                 (I.R.S. Employer
 of incorporation)                            Identification No.)



     1055 Corporate Center Drive
     Oconomowoc, Wisconsin                         53066
----------------------------------------         ----------
(Address of principal executive offices)         (Zip Code)




                         (414) 569-1800
      ----------------------------------------------------
      (Registrant's telephone number, including area code)



                             Page 1
ITEM 5. OTHER EVENTS
        ------------

Stokely USA, Inc. issued a press release on February 16, 1996, announcing that it has decided to sell its frozen vegetable business operations and exit the frozen vegetable business. Stokely has engaged Goldsmith, Agio, Helms and Company to assist in the divestiture. Stokely has three frozen vegetable processing plants located in Grandview, Washington; Walla Walla, Washington; and Green Bay, Wisconsin. The Company does not intend to be the operator of the facilities during the upcoming processing season. Over the last four years Stokely had already downsized its frozen vegetable operations following a period of rapid expansion. However, as a result of the Company's ongoing cost reduction and profit improvement initiatives and due to the continuing depressed vegetable market conditions, it has now decided to entirely exit the frozen vegetable side of its business.

Commenting on the plant closures, Stokely President and CEO Vern Wiersma stated, "Our decision to sell the frozen operation is a result of our ongoing critical review of our business in light of the continuing depressed nature of the processed vegetable market. While frozen vegetable sales accounted for approximately 20% of sales during the most recent fiscal quarter, our sales are primarily through industrial channels of distribution and we believe the near-term pricing prospects for those channels are poor. Market prospects, working capital needs of the frozen line of business, and cost considerations all pointed toward the ultimate exit decision. In eliminating the frozen business, our future working capital needs will decrease by approximately $40,000,000 and our overall profit margins should improve."

The Company anticipates it will incur a non-recurring restructuring charge during the three months ending March 31, 1996, the extent of which has not yet been determined, relating to costs associated with exiting the frozen operation.

The discussion in this Form 8-K includes certain forward-looking statements based on current management expectations. Factors which could cause future results to differ from these expectations include the following: general economic conditions; vegetable processing industry conditions and price and volume fluctuations; competitive pressures and pricing pressures; inventory risks; supply-related risks; demand-related risks; third party lender actions; and results of Company-specific cost containment and profit enhancement initiatives. Additional factors are described in the Company's other reports filed with the Securities and Exchange Commission.




                             Page 2
ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.
         ------------

     Not Applicable















































                             Page 3


                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 STOKELY USA, INC.
                                 -----------------------------
                                 Registrant



Date:   February 23, 1996        /s/ Stephen W. Theobald
        -----------------        -----------------------------
                                 Stephen W. Theobald
                                 Vice Chairman


Date:   February 23, 1996        /s/ Leslie J. Wilson
        -----------------        -----------------------------
                                 Leslie J. Wilson
                                 Vice President - Finance
                                 (Principal Financial Officer)




























                             Page 4


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 STOKELY USA, INC.
                                 -----------------------------
                                 Registrant



Date:   February 23, 1996
        -----------------        -----------------------------
                                 Stephen W. Theobald
                                 Vice Chairman


Date:   February 23, 1996
        -----------------        -----------------------------
                                 Leslie J. Wilson
                                 Vice President - Finance
                                 (Principal Financial Officer)




























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